FERGUS & FERGUS, L.L.P.

Attorneys and Counselors

A Limited Liability Partnership
400 Pine Street, Suite 765
Abilene, Texas 79601-5146
(325) 691-0370 | Fax: (325) 692-8107

Dan M. Fergus, Dec, 1925-2004

Dan Fergus, Jr.
Direct Dial: (325) 691-0370
Internet: fergus2400@aol.com
Board Certified Oil, Gas and Mineral Law
Texas Board of Legal Specialization

David M. White
Associate
Direct Dial (325) 691-0379
Internet: fergus2400@aol.com

December 31, 2009

Mr. Dennis Alexander Energy
Producers, Inc., A Wholly
Owned Subsidiary Of EGPI
Firecreek, Inc. 6564 Smoke Tree
Lane Scottsdale, Arizona 85253

Re: ***Acquisition by Energy Producers, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc. ("EPI"} OP 50% Working Interest from Whitt Oil & Gas, Inc. ("Whitt") in three wells in the McWhorter Lease (Callahan County, Texas) Young Lease (Callahan County, Texas) and Boyett Lease (Stephens and Shackelford Counties, Texas) as described in the Escrow Agreement ("Escrow Agreement") dated December 22, 2009 attached hereto and the leases in which wells are located in Exhibit "A" with Tract I, Tract II, and Tract III.***

Dear Mr. Alexander:

Per our telephone conversation of today's date and our correspondence pertaining to the Acquisition by EPI as described above, I have executed the Escrow Agreement attached. Exhibit "A" to the Escrow Agreement and Exhibit "A" in all the documents described in the Escrow Agreement has been changed concerning Tract III. The Tract III Leases have been included in all of the Exhibit "A" documents, which includes the following:

That certain Oil and Gas Lease dated December 18, 2009, by and between Juanita B. Boyett Trust, Jearl Silas Boyett, Executor, Lessor, and Whitt Oil & Gas, Inc., Lessee, recorded in Volume I967, Page 258, Official Public Records of" Stephens County, Texas, and recorded in Volume 537, Page 745, Official Public Records of Shackelford County, to the extent, and to the extent only, that said lease covers the following parcel of land, Tract III below.

That certain Oil and Gas Lease dated December 18, 2009, by and between Juanita B. Boyett Trust, Willard Donovan Boyett, Executor, Lessor, and Whitt Oil & Gas, Inc., Lessee, recorded in Volume 1967, Page 266, Official Public Records of Stephens County, Texas, and recorded in Volume 537, Page 753. Official Public Records of Shackelford County, to the extent, and to the extent only, that said lease covers the following parcel of land, to-wit:

Tract III: All of the Southeast One-fourth (SE/4) of Section 55, B.A.L., A-2746, Stephens and Shackelford Counties,

Texas.

You understand that I have examined the records in Callahan County to make sure there are no liens against the leasehold estate from the time the leases were executed to December 20, 2009 for Tract I and Tract II. There were no liens covering the leasehold estate for Tract 1 and Tract II during that time frame. However, I have not examined any other records to see if there is good and marketable title. I have not examined the title in Shackelford or Stephens County concerning Tract III since the leases were only executed on December 18, 2009. Enclosed are copies of the oil, gas, and mineral leases covering Tract III that we discussed.

We discussed the fact that the property taxes were minimal and Whitt Oil & Gas, Inc. has paid the taxes for 2009. Whitt Oil & Gas, Inc. has agreed to absorb the costs for the taxes and they do not need to be prorated.

If you are satisfied with the documentation attached and the revisions to the Escrow Agreement dated December 22, 2009 then I will disburse the $226,500.00 to the appropriate parties as set forth in the Escrow Agreement. All of the Assignments described in the Escrow Agreement have been filed in the appropriate courthouse. Please indicate your approval in the space provided below, I will send you a Settlement Statement on Monday January 4, 2010 letting you know what other monies are owed.

Should you have any questions, please contact me.

Very truly yours,

FERGUS & FERGUS, L.L.P.

/s/Dan Fergus Jr.

Dan Fergus, Jr.

AGREED AND ACCEPTED TO DISBURSE THE $226,500.00;

/s/Dennis R. Alexander

Dennis R. Alexander, CEO,
Energy Producers, Inc.,
a wholly owned subsidiary of
EGPI Firecreek, Inc.

ENERGY PRODUCERS, INC.
6564 Smoke Tree Lane, Scottsdale, Arizona 85253
Tel: (602) 326-7371 Fax: (480) 443-1403 Email: energyproducers@aol.com

December 18, 2009

Via Facsimile: **(325) 692-8107**
Dan Fergus, Esq.
Fergus and Fergus, LLP
400 Pine Street, Suite 765
Abilene, Texas 79601
[Tel: (325) 691-0370; Fax: (325) 692-8107; email: Fergus 2400@ AOL.com

Re: Acquisition by Energy Producers, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc. ("EPI") of 50% Working Interest from Whitt Oil & Gas, Inc. ("Whitt") in three wells in the McWhorter Lease (Callahan County, Texas), Young Lease (Callahan County, Texas) and Boyett Lease (Stephens and Shackelford Counties, Texas) as described in Exhibit "A" hereto.

Dear Mr. Fergus:

You are the attorney for Whitt and you have agreed to act as escrow agent to close the referenced transaction. The following documents will be delivered to you in escrow in connection with closing:

(i) Acquisition Agreement, executed in two (2) counterparts by Whitt as seller and EPI as buyer;

(ii) Assignment of Overriding Royalty Interests, executed and acknowledged, in three (3) counterparts (one counterpart to be recorded in each of the above identified counties) by Whitt as seller, assigning to each of three assignees identified therein a 2% overriding royalty interest in all oil, gas casinghead gas, and other hydrocarbon substances produced, saved and marketed from the land subject to the above-described leases;

(iii) Assignment of Working Interest in Oil and Gas Leases, executed and acknowledged in three (3) counterparts (one counterpart to be recorded in each of the above identified counties) by Whitt as assignor and by EPI as assignee, assigning to EPI a 50% working interest (32% net revenue interest) in the above-described leases;

(iv) Operating Agreement [A.A.P.L. Form 610 – 1989], completed and executed in two (2) counterparts by Whitt and EPI; and

(v) Recording Supplement [A.A.P.L. Form 610RS – 1989], executed and acknowledged in three (3) counterparts (one counterpart to be recorded in each of the above identified counties) by Whitt and EPI, to be recorded in the real estate records of each of Callahan County, Stephens County and Shackelford County, Texas.

You will receive by wire transfer from EPI, to a bank escrow account to be designated by you, the sum of $227,500 to be held by you in escrow and subsequently disbursed by you pursuant to the terms of this letter. Funds in excess of the estimated closing amount are being sent to you to cover unforeseen matters which may become payable by EPI in connection with closing after my approval. Please provide wire escrow instructions to me as soon as possible.

Upon your receipt of closing funds and the documents listed above, you will satisfy yourself that there are no liens affecting the referenced leases or property thereon. When you have done so, please provide me with a list of closing costs to be charged to EPI. I will then provide to you approval to complete closing as described below.

When you have received my approval to proceed, you will record the following documents in the order listed, in all three counties: (i) Assignment of Overriding Royalty Interests; (ii) Assignment of Working Interest in Oil and Gas Leases; and (iii) Recording Supplement to Operating Agreement. Please use a courier to record a counterpart in each county so that the transaction may be closed quickly.

The cost of recording the closing documents described above will be charged to EPI. Other recording fees, if any, will be charged to Whitt. The cost of sending a person to record closing documents will be charged one-half to EPI and one-half to Whitt. You will charge an escrow fee of $__________ to handle this transaction (not including copying and third party costs). Your escrow fee will be charged one-half to EPI and one-half to Whitt. Proration will be made of

applicable taxes on the leases as of the closing date. Any closing costs not covered foregoing will be paid by Whitt unless I approve payment of same.

Upon your being satisfied that documents to be recorded have been delivered to the county clerks for recording, you are to disburse to Whitt or as directed by Whitt the sum of $225,000 (less any costs charged to Whitt). If recorded documents are returned to you rather than EPI, please forward the same to me when you receive them.

Closing documents executed by EPI, and funds provided by EPI, pursuant to this letter are being delivered to you on condition that they will be immediately returned to EPI upon my demand to you (provided demand is made prior to recording of closing documents), without necessity of consent by Whitt.

You are acting as escrow agent pursuant to the terms of this letter and instructions given pursuant to this letter. You are not responsible for the sufficiency of escrowed funds or the validity of any instrument or signature deposited with you hereunder. You may act in reliance on any instrument reasonably believed to be genuine and may assume that any person reasonably purporting to give written notice or advice or instruction in connection with the provisions hereof has been duly authorized to do so. In the event of a disagreement between EPI and Whitt resulting in adverse demands on you in connection with this transaction, or if you are in good faith in doubt as to what action you should take with respect to any matter in connection with this transaction, you may refuse to comply with such demands or refuse to take other action so long as such disagreement or doubt exists. You are entitled to file a suit in interpleader or apply to a court for an order requiring that the persons involved in any such disagreement litigate in such court their respective claims arising out of this transaction. Your costs incurred in connection with the foregoing will be paid one-half by each of EPI and Whitt.

Any notices must be in writing and may be given by facsimile or email. Facsimile or other signatures may be used for any purpose except that recorded documents must have original signatures and acknowledgments.

Please have Whitt sign a copy of this letter to evidence acceptance of these closing instructions, and indicate your receipt and agreement to these instructions and the terms of escrow by executing a copy of this letter and returning the same to me before disbursement of closing funds or recording closing documents.

Very truly,

Energy Producers, Inc.,
a wholly owned subsidiary of
EGPI Firecreek, Inc.

By: [signature]
Dennis R. Alexander, CEO

Accepted by Whitt: [signature], President [Signature] Dec 31, 2009 [Date]

Acceptance by Fergus & Fergus, LLP: [signature] [Signature] Dec 29, 2009 [Date]

EXHIBIT "A"

Leases in Which Wells are Located

1. That certain Oil, Gas and Mineral Lease dated September 17, 2007, by and between Eugene Bell, Lessor, and E & D Bell, LLC, Lessee, recorded in Volume 194, Page 360, Real Property Records of Callahan County, Texas, covering the following two (2) parcels of land in Callahan County, Texas, to-wit:

Tract I: Being 40 acres as near as is practicable in the form of a square around the LCS Production of McWhorter #1 well, 2306' FNL and 330' FEL, Section 142, Block 2, GH&H RR Co. Survey, Abstract 1651, Callahan County, Texas.

Tract II: Being 40 acres as near as is practicable in the form of a square around the Ratex Energy, Inc. No. 3 Young well, 330' FSL and 330' FEL, Section 142, Block 2, GH&H RR Co. Survey, Abstract 1651, Callahan County, Texas.

2. That certain Oil, Gas and Mineral Lease dated September 17, 2007, by and between Harold Elledge, Lessor, and E & D Bell, LLC, Lessee, recorded in Volume 194, Page 363, Real Property Records of Callahan County, Texas, covering the following two (2) parcels of land in Callahan County, Texas, to-wit:

Tract I: Being 40 acres as near as is practicable in the form of a square around the LCS Production of McWhorter #1 well, 2306' FNL and 330' FEL, Section 142, Block 2, GH&H RR Co. Survey, Abstract 1651, Callahan County, Texas.

Tract II: Being 40 acres as near as is practicable in the form of a square around the Ratex Energy, Inc. No. 3 Young well, 330' FSL and 330' FEL, Section 142, Block 2, GH&H RR Co. Survey, Abstract 1651, Callahan County, Texas.

3. That certain Oil and Gas Lease dated December 18, 2009, by and between Juanita B. Boyett Trust, Jearl Silas Boyett, Executor, Lessor, and Whitt Oil & Gas, Inc., Lessee, recorded in Volume 1967, Page 258, Official Public Records of Stephens County, Texas, and recorded in Volume 537, Page 745, Official Public Records of Shackelford County, to the extent, and to the extent only, that said lease covers the following parcel of land, Tract III below.

That certain Oil and Gas Lease dated December 18, 2009, by and between Juanita B. Boyett Trust, Willard Donovan Boyett, Executor, Lessor, and Whitt Oil & Gas, Inc., Lessee, recorded in Volume 1967, Page 266, Official Public Records of Stephens County, Texas, and recorded in Volume 537, Page 753, Official Public Records of Shackelford County, to the extent, and to the extent only, that said lease covers the following parcel of land, to-wit:

Tract III: All of the Southeast One-fourth (SE/4) of Section 55, B.A.L., A-2746, Stephens and Shackelford Counties, Texas.

Wells

1. McWhorter No. Well, Texas Lease I.D. 27348, field Wildcat, Texas Field I.D. 00014001, Texas Railroad Commission District No. 7B, Callahan County, Texas.

2. Young No. 3 Well, Texas Lease I.D. 26519, field Parsons Gray, Texas Field I.D. 69450300, Texas Railroad Commission District No. 7B, Callahan County, Texas.

3. Boyett Well, Texas, API #42-417-37567, Texas Railroad Commission District No. 7B, Shackelford County, Texas.

291124

VOL. 537 PAGE 0745

(PAID UP)

OIL AND GAS LEASE

THIS AGREEMENT made and entered into the 18th day of December 2009, by and between the Juanita B. Boyett Trust, Jerri Silas Boyett, Executor, 623 Hill Street, Albany, Texas 76430, as Lessor, and White Oil & Gas, Inc., P. O. Box 3129, Albany, Texas 76430, as Lessee.

WITNESSETH:

1. Lessor in consideration of the sum of Ten and No/100 — Dollars ($10.00) and other good and valuable consideration in hand, paid, receipt of which is hereby acknowledged, and the royalties herein provided, does hereby grant, lease and let unto Lessee for the purpose of exploring, prospecting, drilling and mining for and producing oil and gas and all other hydrocarbons, laying pipelines, building roads, tanks, power stations, telephone lines and other structures thereon to produce, save, take care of, treat, transport and own said products, and housing its employees, and without additional consideration, does hereby authorize Lessee to enter upon the lands covered hereby to accomplish said purposes, the following described land in Stephens County, Texas, to-wit:

All of the Southeast One-fourth (SE/4) of Section 55, B.A.L., A-2746, Stephens and Shackelford Counties, Texas.

This Lease also covers and includes any and all lands owned or claimed by the Lessor adjacent or contiguous to the land described hereinabove, whether the same be in said survey or surveys or in adjacent surveys, although not included within the boundaries of the land described above. For the purpose of calculating rental payments hereinafter provided for the lands covered hereby are estimated to comprise 160 acres, whether it actually comprises more or less.

2. Subject to the other provisions herein contained this Lease shall be for a term of one (1) year from this date (called "primary term") and as long thereafter as oil and gas or other hydrocarbons are being produced from said land or land with which said land is pooled hereunder.

3. The royalties to be paid by Lessee are as follows: On oil, three-sixteenths (3/16) of that produced and saved from said land, the same to be delivered at the wells or to the credit of Lessor into the pipe line to which the wells may be connected. Lessee shall have the option to purchase any royalty oil in its possession, paying the market price therefore prevailing for the field where produced on the date of purchase. On gas, including casinghead gas, condensate or other gaseous substances, produced from said land and sold or used off the premises or for the extraction of gasoline or other products therefrom, the market value at the well of three-sixteenths (3/16) of the gas so sold or used, provided that on gas sold at the wells the royalty shall be three-sixteenths (3/16) of the amount realized from such sale. While there is a gas well on this Lease, or on acreage pooled therewith, but gas is not being sold or used Lessee shall pay or tender annually at the end of each yearly period during which such gas is not sold or used, as royalty, an amount equal to the shut-in royalty provided for in paragraph 5 hereof, and while said royalty is so paid or tendered this Lease shall be held as a producing Lease under paragraph 2 hereof. Lessee shall have free use of oil, gas and water from said land, except water from Lessor's wells, for all operations hereunder, and the royalty on oil and gas shall be computed after deducting any so used.

4. Shut-In Oil Royalty: If at anytime there is a well on the leased premises capable of producing oil but the well is not being produced for lack of a market to sell oil at $25.00 or more, based on West Texas Intermediate Posting, or shut-in for other good cause, and this lease is not being continued in force by some other provision hereof, then it shall nevertheless continue in force for a period of one hundred twenty (120) days from the date such well is shut in or the date this lease ceases to be continued in force by some other provision hereof, whichever is the later date, and prior to the expiration of such 120-day period and annually thereafter, Lessee may pay or tender in advance royalty, called "shut-in oil royalty", in an amount equal to the amount of delay rentals provided for in this lease for the acreage then held under this lease by such well and so long as such payments or tenders are so made this lease shall continue in force and effect and it shall be considered that oil is being produced from the leased premises within the meaning of paragraph 2 of this lease. Such shut-in oil royalty may be paid or tendered to the royalty owner(s) or deposited to the credit of the royalty owner(s) in the Depository Bank. If this lease does not provide for the payment of delay rentals, the amount payable as shut-in oil royalty shall be calculated as though this lease provided for delay rentals in the amount of $1.00 per acre per year on the acreage then held under this lease.

5. The payment or tender of shut-in royalty under this paragraph and of royalty under paragraph 3 on any gas well from which gas is not being sold or used may be made by check or draft of Lessee

mailed or delivered to Lessor or to the credit of Lessor in the FNB Albany/Breckenridge Bank at Albany, Texas,(which Bank and its successors shall be Lessor's agent and shall continue as the depository for all shut-in royalties payable hereunder regardless of changes in ownership of said land or the royalty) the sum of One Hundred Sixty Dollars ($160.00), herein called shut-in royalty, which shut-in payments shall be made on or before the expiration of ninety (90) days from the date such well is shut -in and thereafter on the same date annually during the period such well is shut-in, If such Bank, or any successor Bank, should fail, liquidate or be succeeded by another Bank or for any reason fail or refuse to accept such shut-in royalty, Lessee shall not be held in default for failure to make such payment or tender of shut-in royalty until thirty (30) days after Lessor shall deliver to Lessee a proper recordable instrument, naming another Bank as Agent to receive such payments or tenders. Cash payment for this Lease is consideration for this Lease according to its terms and shall not be allocated as a mere rental for a period. Lessee may at any time or times execute and deliver to Lessor, or to the depository above named, or place of record a release covering any portion or portions of the above described premises and thereby surrender this Lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered, and thereafter the shut- in royalties payable hereunder shall be reduced in the proportion that the acreage covered hereby is reduced by said release or releases.

6. If prior to discovery of oil, gas or other hydrocarbons on this land, or on acreage pooled therewith, Lessee should drill a dry hole or holes thereon, or if after the discovery of oil, gas or other hydrocarbons, the production thereof should cease from any cause, this Lease shall not terminate if Lessee commences additional drilling or re-working operations within one hundred twenty (120) days thereafter, or if it be within the primary term, commences or resumes the payment or tender of rentals or commences operations for drilling or re-working on or before the rental paying date next ensuing after the expiration of one hundred twenty (120) days from the date of completion of the dry hole, or cessation of production. If at any time subsequent to one hundred twenty (120) days prior to the beginning of the last year of the primary term, and prior to the discovery of oil, gas or other hydrocarbons on said land, or on acreage pooled therewith, Lessee should drill a dry hole thereon, no rental payment or operations are necessary in order to keep the Lease in force during the remainder of the primary term. If at the expiration of the primary term, oil, gas or other hydrocarbons are not being produced on said land, or on acreage pooled therewith, but Lessee is then engaged in drilling or re-working operations thereon, or shall have completed a dry hole thereon within one hundred twenty (120) days prior to the end of the primary term, the Lease shall remain in force so long as operations are prosecuted with no cessation of more than one hundred twenty (120) consecutive days and if they result in the production of oil, gas or other hydrocarbons, so long thereafter as oil, gas or other hydrocarbons are produced from said land, or acreage pooled therewith. In the event a well or wells producing oil or gas in paying quantities shall be brought in on adjacent land and draining the leased premises, or acreage pooled therewith, Lessee agrees to drill such offset wells as a reasonably prudent operator would drill under the same or similar circumstances.

7. Lessee shall have the right at any time during or after the expiration of this Lease to remove all property and fixtures placed on the premises by Lessee, including the right to draw and remove all casing. When required by the Lessor, Lessee shall bury all pipelines below ordinary plow depth, and no well shall be drilled within two hundred (200) feet of any residence or barn located on said land as of the date of this Lease without Lessor's consent.

8. The rights of each party hereunder may be assigned in whole or in part, and the provisions hereof shall extend to their heirs, successors and assigns, but no change or division in the ownership of the land, rentals or royalties, however accomplished, shall operate to enlarge the obligations, or diminish the rights of Lessee; and no change or division in such ownership shall be binding on Lessee until thirty (30) days after Lessee shall have been furnished with a certified copy of recorded instrument or instruments evidencing such change of ownership. In the event of assignment hereof in whole or in part, liability for breach of any obligation issued hereunder shall rest exclusively upon the owner of this Lease, or portion thereof, who commits such breach. In the event of the death of any person entitled to rentals hereunder, Lessee may pay or tender such rentals to the credit of the deceased, or the estate of the deceased, until such time as Lessee has been furnished with the proper evidence of the appointment and qualification of an executor or an administrator of the estate, or if there be none, then until Lessee is furnished satisfactory evidence as to the heirs or devisees of the deceased, and that all debts of the estate have been paid. If at any time two or more persons become entitled to participate in the rental payable hereunder, Lessee may payer tender such rental jointly to such persons, or to their joint credit in the depository named herein; or, at the Lessee's election, the portion or part of said rental to which each participant is entitled may be paid or tendered to him separately or to his separate credit in said depository; and payment or tender to any participant of his portion of the rentals hereunder shall maintain this Lease as to such participant. In the event of an assignment of this Lease as to a segregated portion of said land, the rentals payable hereunder shall be apportioned as between the several leasehold owners ratably according to the surface area of each, and default in rental payment by one shall not affect the

rights of other leasehold owners hereunder. If six or more parties become entitled to royalty payments hereunder, Lessee may withhold payment thereof unless and until furnished with a recordable instrument executed by all such parties designating an agent to receive payment for all.

9. The breach by Lessee of any obligations arising hereunder shall not work a forfeiture or termination of this Lease nor cause a termination or reversion of the estate created hereby nor be grounds for cancellation hereof in whole or in part unless Lessor shall notify Lessee in writing of the facts relied upon in claiming a breach hereof, and Lessee, if in default, shall have sixty (60) days after receipt of such notice in which to commence the compliance with the obligations imposed by virtue of this instrument, and if Lessee shall fail to do so then Lessor shall have grounds for action in a court of law or such remedy to which he may feel entitled. After the discovery of oil, gas or other hydrocarbons in paying quantities on the lands covered by this Lease, or pooled therewith, Lessee shall reasonably develop the acreage retained hereunder, but in discharging this obligation Lessee shall not be required to drill more than one well per eighty (80) acres of area retained hereunder and capable of producing oil in paying quantities, and one well per one hundred sixty (160) acres of the area retained hereunder and capable of producing gas or other hydrocarbons in paying quantities, plus a tolerance of ten per-cent in the case of either an oil well or a gas well.

10. Lessor hereby warrants and agrees to defend the title to said lands and agrees also that Lessee at its option may discharge any tax, mortgage or other liens upon said land either in whole or in part, and in the event Lessee does so, it shall be subrogated to such lien with the right to enforce same and apply rentals and royalties accruing hereunder towards satisfying same. Without impairment of Lessees rights under the warranty in event of failure of title, it is agreed that if Lessor owns an interest in the oil, gas or other hydrocarbons in or under said land, less than the entire fee simple estate, then the royalties and rentals to be paid Lessor shall be reduced proportionately. Failure of Lessee to reduce such rental paid hereunder or over-payment of such rental hereunder shall not impair the right of Lessee to reduce royalties payable hereunder.

11. Should Lessee be prevented from complying with any express or implied covenant of this lease, from conducting drilling, or reworking operations thereon or from producing oil or gas or other hydrocarbons therefrom by reason of scarcity of, or inability to obtain or to use equipment or material, or by operation of force majeure, or because of any federal or state law or any order, rule or regulation of governmental authority, then while so prevented, Lessee's obligations to comply with such covenant shall be suspended, and Lessee shall not be liable in damages for failure to comply therewith; and this Lease shall be extended while and so long as Lessee is prevented by any such cause from conducting drilling or reworking operations on, or from producing oil or gas or other hydrocarbons from the leased premises; and the time while Lessee is so prevented shall not be counted against the Lessee, anything in this Lease to the contrary notwithstanding.

This lease may be signed in counterparts.

See "Addendum to Oil and Gas Lease" attached hereto and made a part hereof by this reference for additional terms and conditions.

IN WITNESS WHEREOF this instrument is executed on the date first above set out.

LESSOR:

Jearl Silas Boyett

Jearl Silas Boyett

ACKNOWLEDGMENT

STATE OF TEXAS {
COUNTY OF Shackelford {

This instrument was acknowledged before me, the undersigned authority, on the 28th day of December 2009 by Jearl Silas Boyett, Executor of the Juanita B. Boyett Trust.

Teri Lucas
Notary Public
STATE OF TEXAS
My Comm. Exp. 04/10/2012

Teri Lucas
Notary Public, State of Texas

ADDENDUM

Attached to and made a part of that certain Oil and Gas Lease dated December 18, 2009, from Juanita B. Boyett, Trust, Jearl Silas Boyett, Executor, as Lessor, to Whitt Oil & Gas, Inc., as Lessee.

1. Notwithstanding anything to the contrary herein, Lessor and Lessee agree that the royalty to be paid shall be three-sixteenths (3/16th) rather than the 1/8 (one-eighth) royalty printed.

2. Notwithstanding and in lieu of the shut-in provisions contained in the Oil and Gas Lease, if at the end of the primary term there is a gas well or wells on the above described land capable of producing natural gas, condensate, distillate or other gaseous substances, and such well or wells are shut-in, then the Lease shall nevertheless continue in force for a period of 120 days from the expiration of the primary term. Lessee, or any assignee hereunder, may pay or tender an annual royalty equal to $5.00 (Five and No/100 Dollars) per net acre covered hereby, and if such payment or tender is made this Lease shall continue in force and it shall be considered that gas is being produced from the leased premises in paying quantities within the meaning of Paragraph 2 hereof for one year from the date such well or wells are shut-in, and in like manner, subsequent advance annual royalty payments may be made or tendered, and this Lease shall continue in force and it will be considered that gas is being produced from the leased premises in paying quantities within the meaning of Paragraph 2 during any annual period for which such shut-in royalty is so paid or tendered; provided, however, that the payment of shut-in royalties as provided for in this paragraph shall not serve to extend this Lease beyond Two (2) years from the expiration of the primary term.

3. Notwithstanding any other provision herein contained to the contrary, in the event that Lessee is actually drilling on the lease premises at the end of the primary term, this lease shall not terminate if Lessee conducts a program of continuous drilling, allowing no more than 90 days to elapse between the completion of one well and the commencement of actual drilling of the next succeeding well; provided, however, should Lessee not be actually drilling on the leased premises at the end of the primary term, but this Lease be maintained in full force and effect upon the expiration of the primary term herein by some other provision hereof, then within 90 days after the expiration of the primary term Lessee shall conduct a continuous drilling program allowing no more than 90 days to elapse between the completion of one well and the commencement of actual drilling of the next succeeding well. For the purposes of this continuous development provision, "commencement of operations" shall be presumed to be the date Lessee commences actual drilling with rotary drilling tools of a suitable size necessary to reach the objective depth; and "completion" of a well shall be deemed to be the earliest of the following dates: (i) the date on which the initial potential test is run; (ii) the date on which a dry hole is plugged; (iii) the date 30 days after the date on which the total depth is reached; (iv) the date certified to the Railroad Commission of Texas as the date a well has been completed as a producing well. Operations for the drilling of each well shall be conducted with no cessation of more than 90 consecutive days. Upon cessation of such continuous development program, this Lease and all rights hereunder shall automatically terminate as to all lands covered hereby, save and except as to each well then capable of producing oil 80 acres or gas 160 acres in paying quantities. Within 30 days after termination of this lease as provided above, Lessee shall execute and deliver to Lessor a recordable release of this lease as to all lands save and except the acreage allocated to each producing proration unit in accordance with the terms hereof. After the primary term hereof, any acreage so assigned to the producing well can be kept in force and effect under this Lease only by actual or constructive production from, or operations upon (including salt water disposal operations), the particular tract without regard to production or drilling operations upon the other tracts assigned by Lessee under the terms hereof. Each tract perpetuated by a well shall be the tract upon which the well is situated, each tract to be in the form of a square or a rectangle, with the sides thereof not more than twice as long as wide. Upon termination of the lease as to any acreage, if Lessee does not deliver the recordable release within thirty (30) days from termination, Lessor shall have the right to designate the acreage which has so terminated by filing with the County Clerk of Shackelford County,

Texas, as Affidavit describing the acreage which has so terminated.

4. Wherever the term "operations", "drilling operations" or the like are used herein, said term or terms shall be construed to mean actual drilling operations, and not merely operations conducted preparatory to actual drilling.

5. Lessee, its successors and assigns, shall be entitled to use any fresh or potable water from the leased premises for drilling operations on the leased premises for $3,000.00 (Three Thousand and No/100 Dollars) per drill-site location or re-entry, if said fresh or potable water is available. Said availability will be solely at the discretion of the Lessor.

6. Lessee shall promptly fence all pits and installments to prevent entry into such pits and installments by livestock, said fence shall be a five (5) wire fence stretched tight enough to turn livestock. Within a reasonable time after the completion of drilling or reworking operations, but in any event not to exceed one hundred eighty (180) days thereafter, Lessee shall level all dumps and mounds, fill all holes, pits, ditches and excavations, remove or burn all brush and debris, and remove all concrete block or other objects placed by it upon said land, or upon the termination portion of such Lease, as the case may be, and put the surface of the land in substantially the same condition as it was before the commencement of such operations. When any well is plugged, the pipe shall be cut off at least three feet (3') below the surface of the ground.

7. Lessee shall at all times use reasonable care in all of Lessee's operations on the premises of Lessor to prevent injury or damage to the cattle, livestock, buildings or other property of Lessor or Lessor's tenant situated on the surface of said land, or Lessor's water wells and tanks located thereon, and Lessee shall pay Lessor and Lessor's tenants for all actual damages to cattle, crops, trees, buildings, livestock, fences, tanks, water wells, land, grass and without limitation, all other property of Lessor situated on the surface of the leased premises resulting from Lessee's operations on the leased premises.

8. In the event Lessee, its successors or assigns perform geophysical exploratory operations or cause a well to be drilled upon the above described real property, the following amounts should be paid to Lessor, their heirs or assigns for the respective type of damage:

a.	Drill-site location or re-entry:	$2,000.00
b.	separate tank battery location or compressor station (tank battery meaning one or more tanks on the same location): If irrigated or cultivated land: If pasture land:	 $2,500.00 $1,500.00
c.	For construction of production roads:	$ 5.00 per rod
d.	Pipelines (does not include flow line from well to tanks):	$ 3.00 per rod
e.	Seismic operations; Irrigated or cultivated land: Pasture lands:	 $1,500.00 per mile $1,500.00 per mile

9. This lease does not include hunting or fishing privileges, and neither Lessee nor Lessee's agents, employees, guests or invitees shall hunt for fish on the lease premises, nor shall any of the foregoing persons bring onto the land any firearms, hunting or fishing equipment of any kind.

10. All operations hereunder shall be conducted so as to cause the least inconvenience or interference with surface use and the most accommodation with other surface uses and

all surface operations, including but not limited to the location of roads, pipelines, power lines and tank batteries shall be at locations approved by Lessor, if Lessor owns the surface, which approval shall not be unreasonably withheld. Furthermore, the Lessee agrees to maintain those roads, pipelines or power lines which the Lessee installs or uses during the term of this Lease. Each road used by Lessee shall not exceed sixteen feet (16') in width, and Lessee shall use only one road to each well and tank battery insofar as possible. Lessee shall leave all gates as they are found. That is, if found closed, kept closed, if found locked, kept locked, if found open, left open. Upon request of Lessor, all gates shall be kept locked.

11. Lessee shall remove all of its equipment from the premises within six months from the date of termination of the lease. Upon failure to do so, the title to the equipment shall revert to and become the property of the Lessor, but the reversion of the equipment shall not release or relieve the Lessee of the obligation to comply with all of the terms and provisions of this lease. Upon request of Lessor, Lessee shall bury all of Lessee's pipelines below plow depth.

12. Notwithstanding other provisions contained herein, it is agreed that this lease shall cover only oil, gas, condensate and any other associated gases and hydrocarbons which may be produced through the well bore.

13. Field rules permitting, the Lessee, his heirs, successors and assigns will not allocate more than eighty (80) acres each oil well and one hundred sixty (160) acres for each gas well to each proration unit surrounding a well for spacing purposes.

14. Lessee specifically agrees to properly plug all abandoned wells on said land which were drilled, operated or taken over by Lessee hereunder. The aforesaid operations, as well as all other operations conducted by Lessee on said land under the terms of this lease, shall be performed in strict compliance with all applicable state and federal laws and in strict compliance with the rules and regulations of the Railroad Commission of Texas. Lessee will not be liable for unplugged wells, pollution or hazardous substances existing on the leased lands prior to the effective date of this lease.

15. Lessee agrees to defend, fully indemnify and hold Lessor, its heirs, successors and assigns, harmless from and against any and all claims, demands, settlements, liabilities, judgments or causes of action of whatsoever nature for any relief, elements of recovery or damages recognized by law including without limitation interest, Lessor's attorney's fees, expert witness fees, cost of defense, fines, penalties, equitable relief and general, specific, penal, statutory or consequential damages, whether for economic loss, death of persons or wildlife, damages to persons, wildlife or property, remediation, removal or clean-up of any contamination or any substance defined as or included in the definition "Hazardous Substances", "Hazardous Wastes", "Hazardous Materials", "Toxic Substances" or words of similar meaning (collectively, "Hazardous Substances") under all applicable federal or state laws or regulations, or condition or any other type of loss or damage arising out of, caused by or resulting from Lessee's activities or operations in connection with this Lease.

16. Lessee agrees to install a good and sufficient metal gate at each fence line crossed, such gate to be hung on H-braces constructed of not less than 4" metal pipes cemented at least three feet (3') into the ground. Upon the expiration of this lease, all such metal gates and braces shall become the property of Lessor.

17. All power lines shall be buried below plow depth, or put on poles and maintained at a height of not less than twenty feet (20') above the surface of the ground. The electric line from the power supply pole to the well shall be buried below plow depth.

18. The royalty on gas shall never be charged with any part of compression, treatment, dehydration or transportation charges, other than any charge made by first purchaser. Notwithstanding any provisions of this lease to the contrary, the royalty paid on gas shall never be less than the market value of the gas on the date of sale of gas.

19. Lessee shall furnish Lessor a copy of each application to drill, and completion or

plugging reports filed with the Railroad Commission of the State of Texas, within ten (10) days of filing same. Upon written request of Lessor, Lessee shall furnish a copy of all Electric Logs run prior to ninety days of said request, on any well on Lessor's property or property pooled therewith. Upon request Lessee shall provide Lessor with monthly Railroad Commission reports.

20. In case of conflict between the provisions in the actual lease form and this Addendum to the lease form, the provision of this Lease Addendum shall prevail.

Signed for Identification:

[signature]

____

No. 291124
FILED FOR RECORD
AT 11:42 O'CLOCK A M
ON THE 29th DAY OF
Dec A.D. 2009

[signature]
By [signature]

STATE OF TEXAS
COUNTY OF SHACKELFORD
I hereby certify that this instrument was FILED on the date and at the time stamped hereon by me and was duly RECORDED in the Volume and Page of the Official Public Records of Shackelford County, Texas.

[signature]

OFFICIAL PUBLIC RECORDS
VOL. 537 PAGE 745
RECORDED 12/29/2009

Return To:
W.J. Whitt
P.O. Box 3129
Albany, Texas 76430

(PAID UP)

OIL AND GAS LEASE

THIS AGREEMENT made and entered into the 18th day of December 2009, by and between the Juanita B. Boyett Trust, Willard Donovan Boyett, Executor, 5975 County Road 293 Moran, Texas 76464, as Lessor, and Whitt Oil & Gas, Inc., P. O. Box 3129, Albany, Texas 76430, as Lessee.

WITNESSETH:

1. Lessor in consideration of the sum of Ten and No/100 — Dollars ($10.00) and other good and valuable consideration in hand, paid, receipt of which is hereby acknowledged, and the royalties herein provided, does hereby grant, lease and let unto Lessee for the purpose of exploring, prospecting, drilling and mining for and producing oil and gas and all other hydrocarbons, laying pipelines, building roads, tanks, power stations, telephone lines and other structures thereon to produce, save, take care of, treat, transport and own said products, and housing its employees, and without additional consideration, does hereby authorize Lessee to enter upon the lands covered hereby to accomplish said purposes, the following described land in Stephens County, Texas, to-wit:

> All of the Southeast One-fourth (SE/4) of Section 55, B.A.L., A-2746, Stephens and Shackelford Counties, Texas.

This Lease also covers and includes any and all lands owned or claimed by the Lessor adjacent or contiguous to the land described hereinabove, whether the same be in said survey or surveys or in adjacent surveys, although not included within the boundaries of the land described above. For the purpose of calculating rental payments hereinafter provided for the lands covered hereby are estimated to comprise 160 acres, whether it actually comprises more or less.

2. Subject to the other provisions herein contained this Lease shall be for a term of one (1) year from this date (called "primary term") and as long thereafter as oil and gas or other hydrocarbons are being produced from said land or land with which said land is pooled hereunder.

3. The royalties to be paid by Lessee are as follows: On oil, three-sixteenths (3/16) of that produced and saved from said land, the same to be delivered at the wells or to the credit of Lessor into the pipe line to which the wells may be connected. Lessee shall have the option to purchase any royalty oil in its possession, paying the market price therefore prevailing for the field where produced on the date of purchase. On gas, including casinghead gas, condensate or other gaseous substances, produced from said land and sold or used off the premises or for the extraction of gasoline or other products therefrom, the market value at the well of three-sixteenths (3/16) of the gas so sold or used, provided that on gas sold at the wells the royalty shall be three-sixteenths (3/16) of the amount realized from such sale. While there is a gas well on this Lease, or on acreage pooled therewith, but gas is not being sold or used Lessee shall pay or tender annually at the end of each yearly period during which such gas is not sold or used, as royalty, an amount equal to the shut-in royalty provided for in paragraph 5 hereof, and while said royalty is so paid or tendered this Lease shall be held as a producing Lease under paragraph 2 hereof. Lessee shall have free use of oil, gas and water from said land, except water from Lessor's wells, for all operations hereunder, and the royalty on oil and gas shall be computed after deducting any so used.

4. Shut-In Oil Royalty: If at anytime there is a well on the leased premises capable of producing oil but the well is not being produced for lack of a market to sell oil at $25.00 or more, based on West Texas Intermediate Posting, or shut-in for other good cause, and this lease is not being continued in force by some other provision hereof, then it shall nevertheless continue in force for a period of one hundred twenty (120) days from the date such well is shut in or the date this lease ceases to be continued in force by some other provision hereof, whichever is the later date, and prior to the expiration of such 120-day period and annually thereafter, Lessee may pay or tender an advance royalty, called "shut-in oil royalty", in an amount equal to the amount of delay rentals provided for in this lease for the acreage then held under this lease by such well and so long as such payments or tenders are so made this lease shall continue in force and effect and it shall be considered that oil is being produced from the leased premises within the meaning of paragraph 2 of this lease. Such shut-in oil royalty may be paid or tendered to the royalty owner(s) or deposited to the credit of the royalty owner(s) in the Depository Bank. If this lease does not provide for the payment of delay rentals, the amount payable as shut-in oil royalty shall be calculated as though this lease provided for delay rentals in the amount of $1.00 per acre per year on the acreage then held under this lease.

5. The payment or tender of shut-in royalty under this paragraph and of royalty under paragraph 3 on any gas well from which gas is not being sold or used may be made by check or draft of Lessee

mailed or delivered to Lessor or to the credit of Lessor in the FNB Albany/Breckenridge Bank at Albany, Texas,(which Bank and its successors shall be Lessor's agent and shall continue as the depository for all shut-in royalties payable hereunder regardless of changes in ownership of said land or the royalty) the sum of One Hundred Sixty Dollars ($160.00), herein called shut-in royalty, which shut-in payments shall be made on or before the expiration of ninety (90) days from the date such well is shut -in and thereafter on the same date annually during the period such well is shut-in. If such Bank, or any successor Bank, should fail, liquidate or be succeeded by another Bank or for any reason fail or refuse to accept such shut-in royalty, Lessee shall not be held in default for failure to make such payment or tender of shut-in royalty until thirty (30) days after Lessor shall deliver to Lessee a proper recordable instrument, naming another Bank as Agent to receive such payments or tenders. Cash payment for this Lease is consideration for this Lease according to its terms and shall not be allocated as a mere rental for a period. Lessee may at any time or times execute and deliver to Lessor, or to the depository above named, or place of record a release covering any portion or portions of the above described premises and thereby surrender this Lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered, and thereafter the shut- in royalties payable hereunder shall be reduced in the proportion that the acreage covered hereby is reduced by said release or releases.

6. If prior to discovery of oil, gas or other hydrocarbons on this land, or on acreage pooled therewith, Lessee should drill a dry hole or holes thereon, or if after the discovery of oil, gas or other hydrocarbons, the production thereof should cease from any cause, this Lease shall not terminate if Lessee commences additional drilling or re-working operations within one hundred twenty (120) days thereafter, or if it be within the primary term, commences or resumes the payment or tender of rentals or commences operations for drilling or re-working on or before the rental paying date next ensuing after the expiration of one hundred twenty (120) days from the date of completion of the dry hole, or cessation of production. If at any time subsequent to one hundred twenty (120) days prior to the beginning of the last year of the primary term, and prior to the discovery of oil, gas or other hydrocarbons on said land, or on acreage pooled therewith, Lessee should drill a dry hole thereon, no rental payment or operations are necessary in order to keep the Lease in force during the remainder of the primary term. If at the expiration of the primary term, oil, gas or other hydrocarbons are not being produced on said land, or on acreage pooled therewith, but Lessee is then engaged in drilling or re-working operations thereon, or shall have completed a dry hole thereon within one hundred twenty (120) days prior to the end of the primary term, the Lease shall remain in force so long as operations are prosecuted with no cessation of more than one hundred twenty (120) consecutive days and if they result in the production of oil, gas or other hydrocarbons, so long thereafter as oil, gas or other hydrocarbons are produced from said land, or acreage pooled therewith. In the event a well or wells producing oil or gas in paying quantities shall be brought in on adjacent land and draining the leased premises, or acreage pooled therewith, Lessee agrees to drill such offset wells as a reasonably prudent operator would drill under the same or similar circumstances.

7. Lessee shall have the right at any time during or after the expiration of this Lease to remove all property and fixtures placed on the premises by Lessee, including the right to draw and remove all casing. When required by the Lessor, Lessee shall bury all pipelines below ordinary plow depth, and no well shall be drilled within two hundred (200) feet of any residence or barn located on said land as of the date of this Lease without Lessor's consent.

8. The rights of each party hereunder may be assigned in whole or in part, and the provisions hereof shall extend to their heirs, successors and assigns, but no change or division in the ownership of the land, rentals or royalties, however accomplished, shall operate to enlarge the obligations, or diminish the rights of Lessee; and no change or division in such ownership shall be binding on Lessee until thirty (30) days after Lessee shall have been furnished with a certified copy of recorded instrument or instruments evidencing such change of ownership. In the event of assignment hereof in whole or in part, liability for breach of any obligation issued hereunder shall rest exclusively upon the owner of this Lease, or portion thereof, who commits such breach. In the event of the death of any person entitled to rentals hereunder, Lessee may pay or tender such rentals to the credit of the deceased, or the estate of the deceased, until such time as Lessee has been furnished with the proper evidence of the appointment and qualification of an executor or an administrator of the estate, or if there be none, then until Lessee is furnished satisfactory evidence as to the heirs or devisees of the deceased, and that all debts of the estate have been paid. If at any time two or more persons become entitled to participate in the rental payable hereunder, Lessee may payor tender such rental jointly to such persons, or to their joint credit in the depository named herein; or, at the Lessee's election, the portion or part of said rental to which each participant is entitled may be paid or tendered to him separately or to his separate credit in said depository; and payment or tender to any participant of his portion of the rentals hereunder shall maintain this Lease as to such participant. In the event of an assignment of this Lease as to a segregated portion of said land, the rentals payable hereunder shall be apportioned as between the several leasehold owners ratably according to the surface area of each, and default in rental payment by one shall not affect the

rights of other leasehold owners hereunder. If six or more parties become entitled to royalty payments hereunder, Lessee may withhold payment thereof unless and until furnished with a recordable instrument executed by all such parties designating an agent to receive payment for all.

9. The breach by Lessee of any obligations arising hereunder shall not work a forfeiture or termination of this Lease nor cause a termination or reversion of the estate created hereby nor be grounds for cancellation hereof in whole or in part unless Lessor shall notify Lessee in writing of the facts relied upon in claiming a breach hereof, and Lessee, if in default, shall have sixty (60) days after receipt of such notice in which to commence the compliance with the obligations imposed by virtue of this instrument, and if Lessee shall fail to do so then Lessor shall have grounds for action in a court of law or such remedy to which he may feel entitled. After the discovery of oil, gas or other hydrocarbons in paying quantities on the lands covered by this Lease, or pooled therewith, Lessee shall reasonably develop the acreage retained hereunder, but in discharging this obligation Lessee shall not be required to drill more than one well per eighty (80) acres of area retained hereunder and capable of producing oil in paying quantities, and one well per one hundred sixty (160) acres of the area retained hereunder and capable of producing gas or other hydrocarbons in paying quantities, plus a tolerance of ten per-cent in the case of either an oil well or a gas well.

10. Lessor hereby warrants and agrees to defend the title to said lands and agrees also that Lessee at its option may discharge any tax, mortgage or other liens upon said land either in whole or in part, and in the event Lessee does so, it shall be subrogated to such lien with the right to enforce same and apply rentals and royalties accruing hereunder towards satisfying same. Without impairment of Lessees rights under the warranty in event of failure of title, it is agreed that if Lessor owns an interest in the oil, gas or other hydrocarbons in or under said land, less than the entire fee simple estate, then the royalties and rentals to be paid Lessor shall be reduced proportionately. Failure of Lessee to reduce such rental paid hereunder or over-payment of such rental hereunder shall not impair the right of Lessee to reduce royalties payable hereunder.

11. Should Lessee be prevented from complying with any express or implied covenant of this lease, from conducting drilling, or reworking operations thereon or from producing oil or gas or other hydrocarbons therefrom by reason of scarcity of, or inability to obtain or to use equipment or material, or by operation of force majeure, or because of any federal or state law or any order, rule or regulation of governmental authority, then while so prevented, Lessee's obligations to comply with such covenant shall be suspended, and Lessee shall not be liable in damages for failure to comply therewith: and this Lease shall be extended while and so long as Lessee is prevented by any such cause from conducting drilling or reworking operations on, or from producing oil or gas or other hydrocarbons from the leased premises; and the time while Lessee is so prevented shall not be counted against the Lessee, anything in this Lease to the contrary notwithstanding.

This lease may be signed in counterparts.

See "Addendum to Oil and Gas Lease" attached hereto and made a part hereof by this reference for additional terms and conditions.

IN WITNESS WHEREOF this instrument is executed on the date first above set out.

LESSOR:

Willard Donovan Boyett

Willard Donovan Boyett

ACKNOWLEDGMENT

STATE OF TEXAS §
COUNTY OF Shackelford §

This instrument was acknowledged before me, the undersigned authority, on the 28th day of December 2009 by Willard Donovan Boyett, Executor of the Juanita B. Boyett Trust.

Teri Lucas
Notary Public
STATE OF TEXAS
My Comm. Exp. 04/10/2012

Teri Lucas

Notary Public, State of Texas

ADDENDUM

Attached to and made a part of that certain Oil and Gas Lease dated December 18, 2009, from Juanita B. Boyett, Trust, Willard Donovan Boyett, Executor, as Lessor, to Whitt Oil & Gas, Inc., as Lessee.

1. Notwithstanding anything to the contrary herein, Lessor and Lessee agree that the royalty to be paid shall be three-sixteenths (3/16th) rather than the 1/8 (one-eighth) royalty printed.

2. Notwithstanding and in lieu of the shut-in provisions contained in the Oil and Gas Lease, if at the end of the primary term there is a gas well or wells on the above described land capable of producing natural gas, condensate, distillate or other gaseous substances, and such well or wells are shut-in, then the Lease shall nevertheless continue in force for a period of 120 days from the expiration of the primary term. Lessee, or any assignee hereunder, may pay or tender an annual royalty equal to $5.00 (Five and No/100 Dollars) per net acre covered hereby, and if such payment or tender is made this Lease shall continue in force and it shall be considered that gas is being produced from the leased premises in paying quantities within the meaning of Paragraph 2 hereof for one year from the date such well or wells are shut-in, and in like manner, subsequent advance annual royalty payments may be made or tendered, and this Lease shall continue in force and it will be considered that gas is being produced from the leased premises in paying quantities within the meaning of Paragraph 2 during any annual period for which such shut-in royalty is so paid or tendered; provided, however, that the payment of shut-in royalties as provided for in this paragraph shall not serve to extend this Lease beyond Two (2) years from the expiration of the primary term.

3. Notwithstanding any other provision herein contained to the contrary, in the event that Lessee is actually drilling on the lease premises at the end of the primary term, this lease shall not terminate if Lessee conducts a program of continuous drilling, allowing no more than 90 days to elapse between the completion of one well and the commencement of actual drilling of the next succeeding well; provided, however, should Lessee not be actually drilling on the leased premises at the end of the primary term, but this Lease be maintained in full force and effect upon the expiration of the primary term herein by some other provision hereof, then within 90 days after the expiration of the primary term Lessee shall conduct a continuous drilling program allowing no more than 90 days to elapse between the completion of one well and the commencement of actual drilling of the next succeeding well. For the purposes of this continuous development provision, "commencement of operations" shall be presumed to be the date Lessee commences actual drilling with rotary drilling tools of a suitable size necessary to reach the objective depth; and "completion" of a well shall be deemed to be the earliest of the following dates: (i) the date on which the initial potential test is run; (ii) the date on which a dry hole is plugged; (iii) the date 30 days after the date on which the total depth is reached; (iv) the date certified to the Railroad Commission of Texas as the date a well has been completed as a producing well. Operations for the drilling of each well shall be conducted with no cessation of more than 90 consecutive days. Upon cessation of such continuous development program, this Lease and all rights hereunder shall automatically terminate as to all lands covered hereby, save and except as to each well then capable of producing oil 80 acres or gas 160 acres in paying quantities. Within 30 days after termination of this lease as provided above, Lessee shall execute and deliver to Lessor a recordable release of this lease as to all lands save and except the acreage allocated to each producing proration unit in accordance with the terms hereof. After the primary term hereof, any acreage so assigned to the producing well can be kept in force and effect under this Lease only by actual or constructive production from, or operations upon (including salt water disposal operations), the particular tract without regard to production or drilling operations upon the other tracts retained by Lessee under the terms hereof. Each tract perpetuated by a well shall be the tract upon which the well is situated, each tract to be in the form of a square or a rectangle, with the sides thereof not more than twice as long as wide. Upon termination of the lease as to any acreage, if Lessee does not deliver the recordable release within thirty (30) days from termination, Lessor shall have the right to designate the acreage which has so terminated by filing with the County Clerk of Shackelford County,

Texas, as Affidavit describing the acreage which has so terminated.

4. Wherever the term "operations", "drilling operations" or the like are used herein, said term or terms shall be construed to mean actual drilling operations, and not merely operations conducted preparatory to actual drilling.

5. Lessee, its successors and assigns, shall be entitled to use any fresh or potable water from the leased premises for drilling operations on the leased premises for $3,000.00 (Three Thousand and No/100 Dollars) per drill-site location or re-entry, if said fresh or potable water is available. Said availability will be solely at the discretion of the Lessor.

6. Lessee shall promptly fence all pits and installments to prevent entry into such pits and installments by livestock, said fence shall be a five (5) wire fence stretched tight enough to turn livestock. Within a reasonable time after the completion of drilling or reworking operations, but in any event not to exceed one hundred eighty (180) days thereafter, Lessee shall level all dumps and mounds, fill all holes, pits, ditches and excavations, remove or burn all brush and debris, and remove all concrete block or other objects placed by it upon said land, or upon the termination portion of such Lease, as the case may be, and put the surface of the land in substantially the same condition as it was before the commencement of such operations. When any well is plugged, the pipe shall be cut off at least three feet (3') below the surface of the ground.

7. Lessee shall at all times use reasonable care in all of Lessee's operations on the premises of Lessor to prevent injury or damage to the cattle, livestock, buildings or other property of Lessor or Lessor's tenant situated on the surface of said land, or Lessor's water wells and tanks located thereon, and Lessee shall pay Lessor and Lessor's tenants for all actual damages to cattle, crops, trees, buildings, livestock, fences, tanks, water wells, land, grass and without limitation, all other property of Lessor situated on the surface of the leased premises resulting from Lessee's operations on the leased premises.

8. In the event Lessee, its successors or assigns perform geophysical exploratory operations or cause a well to be drilled upon the above described real property, the following amounts should be paid to Lessor, their heirs or assigns for the respective type of damage:

a.	Drill-site location or re-entry:	$2,000.00
b.	separate tank battery location or compressor station (tank battery meaning one or more tanks on the same location);	
	If irrigated or cultivated land:	$2,500.00
	If pasture land:	$1,500.00
c.	For construction of production roads:	$ 5.00 per rod
d.	Pipelines (does not include flow line from well to tanks):	$ 3.00 per rod
e.	Seismic operations;	
	Irrigated or cultivated land:	$1,500.00 per mile
	Pasture lands:	$1,500.00 per mile

9. This lease does not include hunting or fishing privileges, and neither Lessee nor Lessee's agents, employees, guests or invitees shall hunt for fish on the lease premises, nor shall any of the foregoing persons bring onto the land any firearms, hunting or fishing equipment of any kind.

10. All operations hereunder shall be conducted so as to cause the least inconvenience or interference with surface use and the most accommodation with other surface uses and

all surface operations, including but not limited to the location of roads, pipelines, power lines and tank batteries shall be at locations approved by Lessor, if Lessor owns the surface, which approval shall not be unreasonably withheld. Furthermore, the Lessee agrees to maintain those roads, pipelines or power lines which the Lessee installs or uses during the term of this Lease. Each road used by Lessee shall not exceed sixteen feet (16') in width, and Lessee shall use only one road to each well and tank battery insofar as possible. Lessee shall leave all gates as they are found. That is, if found closed, kept closed, if found locked, kept locked, if found open, left open. Upon request of Lessor, all gates shall be kept locked.

11. Lessee shall remove all of its equipment from the premises within six months from the date of termination of the lease. Upon failure to do so, the title to the equipment shall revert to and become the property of the Lessor, but the reversion of the equipment shall not release or relieve the Lessee of the obligation to comply with all of the terms and provisions of this lease. Upon request of Lessor, Lessee shall bury all of Lessee's pipelines below plow depth.

12. Notwithstanding other provisions contained herein, it is agreed that this lease shall cover only oil, gas, condensate and any other associated gases and hydrocarbons which may be produced through the well bore.

13. Field rules permitting, the Lessee, his heirs, successors and assigns will not allocate more than eighty (80) acres each oil well and one hundred sixty (160) acres for each gas well to each proration unit surrounding a well for spacing purposes.

14. Lessee specifically agrees to properly plug all abandoned wells on said land which were drilled, operated or taken over by Lessee hereunder. The aforesaid operations, as well as all other operations conducted by Lessee on said land under the terms of this lease, shall be performed in strict compliance with all applicable state and federal laws and in strict compliance with the rules and regulations of the Railroad Commission of Texas. Lessee will not be liable for unplugged wells, pollution or hazardous substances existing on the leased lands prior to the effective date of this lease.

15. Lessee agrees to defend, fully indemnify and hold Lessor, its heirs, successors and assigns, harmless from and against any and all claims, demands, settlements, liabilities, judgments or causes of action of whatsoever nature for any relief, elements of recovery or damages recognized by law including without limitation interest, Lessor's attorney's fees, expert witness fees, cost of defense, fines, penalties, equitable relief and general, specific, penal, statutory or consequential damages, whether for economic loss, death of persons or wildlife, damages to persons, wildlife or property, remediation, removal or clean-up of any contamination or any substance defined as or included in the definition "Hazardous Substances", "Hazardous Wastes", "Hazardous Materials", "Toxic Substances" or words of similar meaning (collectively, "Hazardous Substances") under all applicable federal or state laws or regulations, or condition or any other type of loss or damage arising out of, caused by or resulting from Lessee's activities or operations in connection with this Lease.

16. Lessee agrees to install a good and sufficient metal gate at each fence line crossed, such gate to be hung on H-braces constructed of not less than 4" metal pipes cemented at least three feet (3') into the ground. Upon the expiration of this lease, all such metal gates and braces shall become the property of Lessor.

17. All power lines shall be buried below plow depth, or put on poles and maintained at a height of not less than twenty feet (20') above the surface of the ground. The electric line from the power supply pole to the well shall be buried below plow depth.

18. The royalty on gas shall never be charged with any part of compression, treatment, dehydration or transportation charges, other than any charge made by first purchaser. Notwithstanding any provisions of this lease to the contrary, the royalty paid on gas shall never be less than the market value of the gas on the date of sale of gas.

19. Lessee shall furnish Lessor a copy of each application to drill, and completion or

plugging reports filed with the Railroad Commission of the State of Texas, within ten (10) days of filing same. Upon written request of Lessor, Lessee shall furnish a copy of all Electric Logs run prior to ninety days of said request, on any well on Lessor's property or property pooled therewith. Upon request Lessee shall provide Lessor with monthly Railroad Commission reports.

20. In case of conflict between the provisions in the actual lease form and this Addendum to the lease form, the provision of this Lease Addendum shall prevail.

Signed for Identification:

[signature]

No. 291125
FILED FOR RECORD
AT 11:44 O'CLOCK A M
ON THE 29th DAY OF
Dec A.D. 2009

[signature]
Cathey Lee, County Clerk, Shackelford County, Tx.
By Mary Herrera
Deputy

STATE OF TEXAS
COUNTY OF SHACKELFORD
I hereby certify that this instrument was FILED on the date and at the time stamped hereon by me and was duly RECORDED in the Volume and Page of the Official Public Records of Shackelford County, Texas.

[signature]

OFFICIAL PUBLIC RECORDS
VOL. 537 PAGE 753
RECORDED 12/30/2009

Return To:
W I White
P.O. Box 2120
Albany, Texas 76430